                                                                   EXHIBIT 10.33

                                  SYBASE, INC.
                                 1996 STOCK PLAN

                                 NOTICE OF GRANT
                                       AND
                       RESTRICTED STOCK PURCHASE AGREEMENT


You have been granted the right to purchase the number of Shares of Common Stock of the Company set forth below ("Stock Purchase Right"), subject to the terms and conditions of the Sybase, Inc. 1996 Stock Plan ("Plan"), and this Notice of Grant and Restricted Stock Purchase Agreement (collectively, the Agreement"). Unless otherwise defined below, capitalized terms shall have the same meanings set forth in the Plan.

Purchaser:

Address:

Soc. Sec. No.:

Purchase Price Per Share:       $0.10

Number of Shares subject to
Stock Purchase Right:

Date of Grant:

Purchase Deadline:

IMPORTANT NOTE: YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT, IF AT ALL, NO LATER THAN THE PURCHASE DEADLINE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

By signing below, you accept this Grant and you: (i) agree to the terms and conditions of this Agreement; (ii) represent that you have reviewed the Plan and the Agreement in their entirety, and have had an opportunity to obtain the advice of counsel with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all decisions or interpretations of the Plan and the Agreement by the Administrator; and (v) agree to notify the Company upon any change in the address indicated above.

                                      AGREED AND ACCEPTED:


                                      Signature:

                                      Print Name:


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
                                  SYBASE, INC.
                                 1996 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT


Unless otherwise defined herein, capitalized terms below shall have the same meanings set forth in the Sybase, Inc. 1996 Stock Plan, as amended.

1. Purchase and Sale of Restricted Stock. The Company has granted a Stock Purchase Right to Purchaser for the number of Shares specified in the Notice of Grant on the preceding page ("Notice of Grant"). The Company hereby agrees to sell such Shares to the Purchaser at the per Share purchase price specified in the Notice of Grant ("Purchase Price") and on the following terms and conditions, and in consideration thereof, Purchaser agrees to be bound by the terms and conditions set forth herein.

2. Payment of Purchase Price. The Purchase Price for the Shares shall be paid on or before the Purchase Deadline specified in the Notice of Grant by delivery to the Company of payment in one of the following forms, as approved by the
Company: (i) a check; (ii) cancellation of any or all of any indebtedness of the Company to the Purchaser; or (iii) a combination of (i) and (ii).

3. Release of Shares From Repurchase Option. One hundred percent (100%) of the Shares shall be released from the Company's Repurchase Option (defined in Section 4) on the _______ anniversary of the Date of Grant ("Release Date"), provided that the Purchaser has not ceased Continuous Status as an Employee or Consultant prior to such date. Prior to the Release Date, all Shares subject to the Company's Repurchase Option shall be defined in this Agreement as "Unreleased Shares."

4. Repurchase Option. If Purchaser ceases Continuous Status as an Employee or Consultant for any reason (including death or Disability), or in the event of Purchaser's Misconduct, the Company shall have the right to repurchase some or all of the Purchaser's Unreleased Shares for a period of sixty (60) days from the effective date of Purchaser's termination or Misconduct, as the case may be. The purchase price per Share for the Unreleased Shares shall equal the original Purchase Price per Share specified in the Notice of Grant (the "Repurchase Price"). If the Company elects to repurchase any of the Unreleased Shares, it shall deliver (i) a written notice of such election to the Purchaser (or the Purchaser's executor), and (ii) payment of the appropriate Repurchase Price in a form approved by the Company. Upon delivery of such notice and payment, the Company shall become the legal and beneficial owner of the Unreleased Shares purchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Shares to its own name.

5. Restriction on Transfer. Except for the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with this Agreement. In addition, as a condition to any transfer of the Shares after expiration of the Company's Repurchase Option, the Company may, in its discretion, require: (i) that the Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of


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
1933, as amended ("Securities Act") with respect to the Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Purchaser shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with Applicable Laws.

6. Retention of Shares. To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Company shall retain possession of the share certificates representing the Unreleased Shares, together with a stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unreleased Shares and related stock assignment shall be held by the Company until the Company's Repurchase Option expires. In addition, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B. When the Repurchase Option has been exercised or expires, the Company shall promptly deliver the certificate to the Company or the Purchaser, as the case may be.

7. Stockholder Rights. Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to the Shares while they are retained by the Company pursuant to Section 6, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser shall be entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to the terms of this Agreement and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

8. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit C hereto.


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THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND
NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

10. General.

(a) This Agreement shall be governed by the laws of the State of California. The Agreement, subject to the terms and conditions of the Plan, represents the entire agreement between the parties with respect to the purchase of Shares of Restricted Stock by the Purchaser. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

(b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing. A copy of any notice to the Escrow Holder shall be sent to the other party hereto.

(c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(d) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(e) PURCHASER ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES PURSUANT TO
SECTION 3 HEREOF SHALL BE EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (UNLESS OTHERWISE AGREED IN WRITING) AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT.


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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _______________________________________(__________) shares of the
Common Stock of Sybase, Inc. standing in my name of the books of said corporation represented by Certificate No. ________ herewith and do hereby irrevocably constitute and appoint _____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Notice of Grant and the Restricted Stock Purchase Agreement between Sybase, Inc. and the undersigned dated February 1, 2001.

Dated:                , 200
       ---------------     --


                              Signature:
                                        --------------------------------



INSTRUCTIONS:

PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.
The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.


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
                                    EXHIBIT B

                                CONSENT OF SPOUSE


I, ____________________, spouse of ___________________, have read and approve the foregoing Notice of Grant and Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Sybase, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                , 200
       ---------------     --


                                        --------------------------------
                                        Signature of Spouse


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
                                    EXHIBIT C

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:


    Name:
                         -------------------------------------------------

    Spouse:
                         -------------------------------------------------

    Taxpayer I.D. No.:
                         -------------------------------------------------

    Address:
                         -------------------------------------------------

                         -------------------------------------------------

    Tax Year:
                         -------------------------------------------------

2. The property with respect to which the election is made is described as follows: __________________________ shares of the Common Stock of Sybase, Inc. (the "Company").

3. The date on which the property was transferred is __________________.

4. The property is subject to the following restrictions:

The Shares may be repurchased by the Company or its designee upon certain events. This right lapses with regard to a portion of the Shares based on the Purchaser's continued status as an employee or consultant over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $______________________.

6. The amount (if any) paid for such property is: $______________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:                , 200
       ---------------     --                --------------------------------
                                             Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:                , 200
       ---------------     --                --------------------------------
                                             Spouse of Taxpayer


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